                          FREMONT GENERAL CORPORATION

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

               $200,000,000 SERIES B                               $225,000,000 SERIES B
            7.70% SENIOR NOTES DUE 2004                        7.875% SENIOR NOTES DUE 2009
                        FOR                                                 FOR
                   $200,000,000                                        $225,000,000
            7.70% SENIOR NOTES DUE 2004                        7.875% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS

                            DATED             , 1999

   THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
CITY TIME ON      ,             , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE")

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed,
                  signed, and submitted to the Exchange Agent:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

             By Mail:                      By Hand Delivery:                By Overnight Courier:
     Corporate Actions Dept.          c/o Securities Transfer and          Corporate Actions Dept.
            Suite 4660                  Reporting Services Inc.                   Suite 4680
           PO Box 2569                100 William Street, Galleria         14 Wall Street, 8th Flr.
    Jersey City, NJ 07303-2569             New York, NY 10038                 New York, NY 10005
                                     Attn: Corporate Actions Dept.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

                             The Information Agent:

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION YOU MAY CONTACT THE INFORMATION AGENT.

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1999 (as it may be supplemented and amended from time to time, the "Prospectus") of Fremont General Corporation, a Nevada corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer") to exchange up to $200,000,000 principal amount of its Series B 7.70% Senior Notes due 2004 and up to $225,000,000 principal amount of its Series B 7.875% Senior Notes due 2009 (collectively, the "Exchange Notes") for up to $200,000,000 principal amount of its 7.70% Senior Notes due 2004 and up to $225,000,000 principal amount of its 7.875% Senior Notes due 2009 (collectively, the "Initial Notes"), respectively, from the registered holders (individually, a "Holder" and collectively, the "Holders") thereof.

     Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Initial Notes described in Box 1 herein, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the Holder of all such Initial Notes and the undersigned represents that it has received from each beneficial owner of the tendered Initial Notes

("Beneficial Owners") valid instructions which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Initial Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the tendered Initial Notes.

     If Initial Notes not tendered or not exchanged are to be delivered to a person other than to the Holder of the Initial Notes tendered or to an address other than that of the Holder of such Initial Notes, such Holder should so indicate in the section of this Letter of Transmittal entitled "Special Delivery Instructions" below (see Box 2).

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Initial Notes to the Company or cause ownership of the tendered Initial Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Initial Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Initial Notes pursuant to the Exchange Offer and
(ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Initial Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Initial Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Initial Notes and that the Company will acquire good and unemcumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Initial Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 1 is true and correct.

     Holders of Initial Notes that are tendering their Initial Notes by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

     BY TENDERING INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER AND (iv) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. BY TENDERING INITIAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF INITIAL NOTES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE SEC STAFF TO THIRD PARTIES, THAT SUCH INITIAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH BROKER-DEALER THAT IS TENDERING INITIAL NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER" ) AND IT WILL DELIVER A PROSPECTUS

(AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR INITIAL NOTES, WHERE SUCH INITIAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. FOR A PERIOD ENDING 90 DAYS AFTER THE EXCHANGE OFFER HAS BEEN COMPLETED, OR EARLIER WHEN ALL SUCH PARTICIPATING BROKER-DEALERS NO LONGER OWN ANY TRANSFER RESTRICTED SECURITIES. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALERS WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES.
--------------------------------------------------------------------------------

                                                         BOX 1
                                         DESCRIPTION OF INITIAL NOTES TENDERED
                                    (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------

                                                                             AGGREGATE
NAMES AND ADDRESS(ES) OF REGISTER HOLDER(S)                                  PRINCIPAL                AGGREGATE
EXACTLY AS NAME(S) APPEAR(S) ON INITIAL NOTE       CERTIFICATE                 AMOUNT                 PRINCIPAL
               CERTIFICATE(S)                      NUMBER(S) OF            REPRESENTED BY               AMOUNT
         (PLEASE FILL IN, IF BLANK)               INITIAL NOTES*           CERTIFICATE(S)             TENDERED**
-----------------------------------------------------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                    TOTAL
                                             ------------------------------------------------------------------------
--------------------------------------------

    * Need not be completed by persons tendering by book-entry transfer.

   ** The minimum permitted tender is $1,000 in principal amount of Initial
      Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Initial Notes identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

   [ ] CHECK HERE IF INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
       OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 3).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 2
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

 TO BE COMPLETED ONLY IF EXCHANGE NOTES EXCHANGED FOR INITIAL NOTES AND UNTENDERED INITIAL NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

 Mail: [ ] Any Initial Notes not tendered hereby to:

 Name(s):

 ------------------------------------------------------------------------------
                                 (please print)

 Address:

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                               (Include Zip Code)

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 3
                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

 TO BE COMPLETED ONLY IF INITIAL NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

 Name(s) of Holder(s):
 -------------------------------------------------------------------------------
 Window Ticket No. (if any):
 ------------------------------------------------------------------------------
 Date of Execution of Notice of Guaranteed Delivery:
 ------------------------------------------------------------------------------
 Name of Eligible Institution that Guaranteed Delivery:
 ------------------------------------------------------------------------------
 If Delivered by Book-Entry Transfer, complete the following:
 ------------------------------------------------------------------------------
   DTC Participant Number:
 ------------------------------------------------------------------------------
   VOI Number:
 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 4
                          DTC PARTICIPANT INFORMATION
                              (SEE INSTRUCTION 1)

 TO BE COMPLETED BY ALL HOLDERS DELIVERING INITIAL NOTES. EXCHANGE NOTES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM.

 Name of Participant:
 ------------------------------------------------------------------------------
 DTC Participant Number:
 ------------------------------------------------------------------------------
 Contact at DTC Participant:
 ------------------------------------------------------------------------------
                                     (Name)

 ------------------------------------------------------------------------------
                                (Telephone No.)

 ------------------------------------------------------------------------------

                                     BOX 5

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X
------------------------------------------------------------------------------

X
------------------------------------------------------------------------------
               (SIGNATURE OF HOLDER(S)) OR AUTHORIZED SIGNATORY)

Note: The above lines must be signed by the registered holder(s) of Initial Notes as their name(s) appear(s) therein or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5

Name(s):
------------------------------------------------------------------------------
Capacity:
------------------------------------------------------------------------------
Address:
------------------------------------------------------------------------------

------------------------------------------------------------------------------
(ZIP CODE)
Daytime Area Code and Telephone Number:
------------------------------------------------------------------------------
Tax Identification or Social Security Number:
------------------------------------------------------------------------------
Signature Guarantee
(If required by Instruction 5)

AUTHORIZED SIGNATURE
X
------------------------------------------------------------------------------
Name:
------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
------------------------------------------------------------------------------
Name of Firm:
------------------------------------------------------------------------------
                        (MUST BE AN ELIGIBLE INSTITUTION
                          AS DEFINED IN INSTRUCTION 2)

Address:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   (ZIP CODE)
Area Code and Telephone Number:
------------------------------------------------------------------------------

Dated:
------------------------------------------------------------------------------

             PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

  SUBSTITUTE                     NAME: (If joint names, list first and circle the name of the person or entity
  FORM W-9                       whose number you enter in Part 1 below. See instructions if your name has
  Department of the Treasury     changed.
  Internal Revenue Service       ------------------------------------------------------
                                 ADDRESS: --------------------------------------------
  Payer's Request for Tax Payer  ------------------------------------------------------
  Identification Number (TIN)    CITY, STATE AND ZIP CODE:
                                 ------------------------------------------------------
                                 LIST ACCOUNT NUMBER(S) (OPTIONAL): --------------
                                 ------------------------------------------------------
                                 ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                 PART 1 -- PLEASE PROVIDE YOUR TAXPAYER
                                 IDENTIFICATION NUMBER IN THE BOX AT RIGHT   ---------------------------------
                                 AND CERTIFY BY SIGNING AND DATING BELOW     Social Security Number
                                                                             OR
                                                                             ---------------------------------
                                                                             Taxpayer Identification Number
------------------------------------------------------------------------------------------------------------------
                                 PART 2 -- Check the box if you are NOT
                                 subject to backup withholding under the
                                 provisions of section 3406(a)(1)(C) of the
                                 Internal Revenue Code because (1) you have
                                 not been notified that you are subject to
                                 backup withholding as a result of failure
                                 to report all interest or dividends or (2)
                                 the Internal Revenue Service has notified
                                 you that you are no longer subject to
                                 backup holding. [ ]
------------------------------------------------------------------------------------------------------------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

SIGNATURE:  DATE:

NAME (PLEASE PRINT):

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the exchange agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.


--------------------------------------------------------------------------------
(Signature)                                Date

--------------------------------------------------------------------------------
Name (Please Print)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Initial Notes. This Letter of Transmittal is to be completed by Holders of tendered Initial Notes if certificates representing such tendered Initial Notes are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering," unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a Holder to properly tender Initial Notes pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for tendered Initial Notes must be received by the Exchange Agent at its address set forth herein, or
(ii) such tendered Initial Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent) in each case on or prior to the Expiration Date. The method of delivery of certificates for tendered Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Initial Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Initial Notes prior to the closing of the Exchange Offer. EXCHANGE NOTES WILL BE DELIVERED ONLY IN BOOK-ENTRY FORM THROUGH DTC AND ONLY TO THE DTC ACCOUNT OF THE TENDERING HOLDER OR THE TENDERING HOLDER'S CUSTODIAN. ACCORDINGLY, A HOLDER WHO TENDERS INITIAL NOTES MUST SPECIFY IN BOX 4 THE DTC PARTICIPANT NAME, NUMBER AND CONTACT INFORMATION TO WHICH THE EXCHANGE NOTES SHOULD BE DELIVERED.

     2. Guaranteed Delivery Procedures. If a Holder desires to tender Initial Notes pursuant to the Exchange Offer and (a) certificates representing such tendered Initial Notes are not immediately available, (b) time will not permit such Holder(s) Letter of Transmittal, certificates representing such tendered Initial Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may tender Initial Notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" (including the completion of Box 3 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined in the Notice of Guaranteed Delivery), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the tendered Initial Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such tendered Initial Notes to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within two business days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender Initial Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Initial Notes on or prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Holders. Only a Holder in whose name Initial Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Initial Notes who is not the Holder must arrange promptly with the Holder to execute and deliver this Letter of Transmittal on his or her behalf.

     4. Partial Tenders. Tenders of Initial Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Initial Notes held by the Holder is tendered, the Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Initial Notes Tendered" (see Box
1) above. The entire principal amount of Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Initial Notes held by the Holder is not tendered, then new certificates representing the Initial Notes for the principal amount of Initial Notes not tendered and Exchange Notes issued in exchange for any Initial Notes tendered and accepted will be sent to the Holder at its registered address, unless a different address is provided in the box entitled "Special Delivery Instructions" (see Box 2) on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder(s) of the tendered Initial Notes, the signature must correspond with the name(s) as written on the face of the tendered Initial Notes without alteration, enlargement or any change whatsoever.

     If any of the tendered Initial Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Initial Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which such tendered Initial Notes are held.

     If this Letter of Transmittal is signed by the Holder(s) of Initial Notes, and Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Initial Notes is to be reissued) in the name of the Holder(s), then such Holder(s) need not and should not endorse any Initial Notes, nor provide a separate bond power. In any other case, such Holder(s) must either properly endorse the tendered Initial Notes or transmit a properly completed separate bond power with this Letter of Transmittal with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

     If this Letter of Transmittal is signed by a person other than the Holder(s) of any tendered Initial Notes, such tendered Initial Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the Holder(s) appear(s) on the tendered Initial Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal or any tendered Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"), unless the Initial Notes are tendered (i) by the Holder of the Initial Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Initial Notes) who has not completed Box 2 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the tendered Initial Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Initial Notes not tendered are to be returned to a person other than the Holder, then the signature on this Letter of Transmittal accompanying the tendered Initial Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial Owners whose tendered Initial Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Initial Notes.

     6. Special Delivery Instructions. Holders should indicate in Box 2 ("Special Delivery Instructions") the name and address to which the Exchange Notes and/or substitute Initial Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or on any other person) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such Holder.

     It will not be necessary for transfer tax stamps to be affixed to the tendered Initial Notes listed in this Letter or Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the Holder(s) of any Initial Notes which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service ("IRS"). (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each Holder of tendered Initial Notes must provide such Holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder if awaiting a TIN), and that (i) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendered Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Initial Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Initial Notes not validly tendered or any Initial Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Initial Notes as to any ineligibility of any Holder who seeks to tender Initial Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter or Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Initial Notes.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Initial Notes or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose tendered Initial Notes have been mutilated, lost, stolen or destroyed should contact the Trustee.

     13. Requests for Assistance of Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated on page 1. Holders may also contact their broker, dealer, commercial bank, trust company or other nominees for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Notes and Issuances of Exchange Notes; Return of Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validity tendered Initial Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor on the fifth business day following the Expiration Date. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Initial Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 2).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."